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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 19, 2005

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                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (713) 207-1111

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.

        On July 19, 2005, CenterPoint Energy, Inc. issued a press release announcing the commencement of an exchange offer in which holders of its outstanding $575 million principal amount 3.75% Convertible Senior Notes due 2023 may exchange these notes for new 3.75% Convertible Senior Notes, Series B, due 2023. The exchange offer will expire on August 17, 2005 unless earlier terminated or extended. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             The exhibits listed below are filed herewith.

             (c)      Exhibits.

             99.1     Press Release dated July 19, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTERPOINT ENERGY, INC.



Date:  July 19, 2005                           By: /s/ James S. Brian
                                                  ------------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer